Registration Division
Minnesota Department of Commerce
May 1, 2002
Page 2






                                  This filing is made pursuant to Rule 424(b)(4)
                                                under the Securities Act of 1933
                                   in connection with Registration No. 333-75836

           This is a Supplement to the Prospectus dated April 26, 2002

                           Current Interest Rates for

                     Series A Secured Investor Certificates

                                   Offered by

                        American Church Mortgage Company

                            Effective April 30, 2002


------------------------------------------------------------ ---------------------------------------------------------
                     Certificate Term                                            Interest Rate %
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                          2 Year                                                      5.00%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                          3 Year                                                      5.75%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                          4 Year                                                      6.25%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                          5 Year                                                      6.50%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                          7 Year                                                      7.00%
------------------------------------------------------------ ---------------------------------------------------------